Supplement dated January 25, 2024 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This Supplement contains information about changes to a certain Variable Sub-Account available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York.

Invesco V.I. Conservative Balanced Fund Merger:

Subject to shareholder approval, effective on or about the close of business April 26, 2024 (the “Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio as shown in the table below. After the Effective Date, all references to the Target Portfolio in your Prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
Invesco V.I. Conservative Balanced Fund - Series II	Invesco V.I. Equity and Income Fund, Series II

Upon completion of the merger, the Target Portfolio will no longer be available under your Contract, and any Contract Value remaining in the Sub-Account investing in the Target Portfolio on the Effective Date will be transferred to the Sub-Account investing in the corresponding Acquiring Portfolio. Your Contract Value in the units of the Sub-Account investing in the Acquiring Portfolio will be equal to your Contract Value of the units of the Sub-Account that were invested in the corresponding Target Portfolio immediately prior to the merger.

Please note that you may transfer Contract Value out of the Target Portfolio into an investment option available under your Contract for a period of 60 days prior to the Effective Date free of charge and such transfer will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Effective Date, any Contract Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

Additionally, if the Target Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available investment option with the asset allocation model for the model to continue to operate for your Contract following the Effective Date.

WRNYSUP8-N4

You may wish to consult with your financial professional about the impact of the merger on any allocation instructions and asset allocation models in effect for your Contract.

If you have any questions, please contact your financial professional or call us at (800) 457-8207. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
WRNYSUP8-N4